Exhibit 10.1

CONFIDENTIAL

PLEDGE AND SECURITY AGREEMENT

dated as of June 30, 2010

between

GREEKTOWN SUPERHOLDINGS, INC.,

EACH OF THE OTHER GRANTORS PARTY HERETO FROM TIME TO TIME

and

Comerica Bank

Execution Copy

CONFIDENTIAL

SECTION 8.	BANK APPOINTED ATTORNEY-IN-FACT.	26

8.1	Power of Attorney	26
8.2	No Duty on the Part of Bank	27

SECTION 9.	REMEDIES.	27

9.1	Generally	27
9.2	Application of Proceeds	29
9.3	Sales on Credit	29
9.4	Investment Related Property	29
9.5	Grant of Intellectual Property License	29
9.6	Intellectual Property	30
9.7	Cash Proceeds; Deposit Accounts	31

SECTION 10.	[RESERVED].	31

SECTION 11.	CONTINUING SECURITY INTEREST; TRANSFER OF NOTES AND OTHER INDEBTEDNESS.	32

SECTION 12.	STANDARD OF CARE; BANK MAY PERFORM.	32

SECTION 13.	MISCELLANEOUS.	32

SCHEDULE 5.1 — GENERAL INFORMATION

SCHEDULE 5.2 — COLLATERAL IDENTIFICATION

SCHEDULE 5.4 — FINANCING STATEMENTS

SCHEDULE 5.5 — LOCATION OF EQUIPMENT AND INVENTORY

EXHIBIT A — PLEDGE SUPPLEMENT

EXHIBIT B — UNCERTIFICATED SECURITIES CONTROL AGREEMENT

EXHIBIT C — SECURITIES ACCOUNT CONTROL AGREEMENT

EXHIBIT D — DEPOSIT ACCOUNT CONTROL AGREEMENT

EXHIBIT E — TRADEMARK SECURITY AGREEMENT

EXHIBIT F — PATENT SECURITY AGREEMENT

EXHIBIT G — COPYRIGHT SECURITY AGREEMENT

ii

CONFIDENTIAL

          This PLEDGE AND SECURITY AGREEMENT, dated as of June 30, 2010 (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), between Greektown Superholdings, Inc., a Delaware corporation (the “Company”), and each Subsidiary of the Company party hereto from time to time, whether as an original signatory hereto or as an Additional Grantor (as hereinafter defined) (each of the Company and each such Subsidiary (as hereinafter defined), a “Grantor” and, collectively, the “Grantors”), and Comerica Bank (“Bank”).

RECITALS:

          WHEREAS, reference is made to that certain Credit Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Company and Bank;

          WHEREAS, the Company may from time to time incur additional Indebtedness permitted to be secured on an equal and ratable basis with the obligations under the Credit Agreement, which additional Indebtedness shall be incurred under a credit facility, indenture or similar debt facility subject to the terms and conditions set forth in the First Lien Loan Documents and the Second Lien Note Documents (each, an “Additional Parity Lien Facility”), in each case in accordance with the Intercreditor Agreement referred to below, the First Lien Loan Documents, the Indenture and the other applicable Second Lien Documents;

          WHEREAS, pursuant to the terms, conditions and provisions of the Collateral Agency and Intercreditor Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among the Company, the Subsidiaries of the Company party thereto, the Bank, the Second Lien Collateral Agent, the Trustee and the other Persons from time to time party thereto, the parties thereto have agreed to, among other things, determine certain rights, obligations and priorities in respect of the Collateral; and

          WHEREAS, in order to secure the Grantors’ obligations under the Credit Agreement, each Grantor intends to grant the Bank a Lien on the Collateral on the terms and subject to the conditions contained herein;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, each Grantor and the Bank agree as follows:

SECTION 1. DEFINITIONS; GRANT OF SECURITY.

          1.1 General Definitions. In this Agreement, the following terms shall have the following meanings:

                    “Additional Grantor” shall have the meaning assigned in Section 7.3.

                    “Additional Parity Lien Facility” shall have the meaning assigned to such term in the recitals.

                    “Agreement” shall have the meaning set forth in the preamble.

                    “Assigned Agreements” shall mean all agreements, contracts and documents to which any Grantor is a party as of the date hereof, or to which any Grantor becomes a party after the date hereof, as each such agreement, contract and document may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of the First Lien Documents.

                    “Cash Proceeds” shall have the meaning assigned in Section 9.7.

                    “Collateral” shall have the meaning assigned in Section 2.1.

                    “Collateral Account” shall mean any account established by the Bank.

                    “Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, supplier lists, blueprints, technical specifications, manuals, computer software and related documentation, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

                    “Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

                    “Company” shall have the meaning assigned to such term in the preamble.

                    “Control” shall mean: (1) with respect to any Deposit Accounts, control within the meaning of Section 9-104 of the UCC, (2) with respect to any Securities Accounts, Security Entitlements, Commodity Contract or Commodity Account, control within the meaning of Section 9-106 of the UCC, (3) with respect to any Uncertificated Securities, control within the meaning of Section 8-106(c) of the UCC, (4) with respect to any Certificated Security, control within the meaning of Section 8-106(a) or (b) of the UCC, (5) with respect to any Electronic Chattel Paper, control within the meaning of Section 9-105 of the UCC, (6) with respect to Letter of Credit Rights, control within the meaning of Section 9-107 of the UCC and (7) with respect to any “transferable record”(as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), control within the meaning of Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in the jurisdiction relevant to such transferable record.

                    “Controlled Foreign Corporation” shall mean “controlled foreign corporation” as defined in the Internal Revenue Code.

                    “Copyright Licenses” shall mean any and all agreements, licenses and covenants providing for the granting of any right in or to any Copyright or otherwise providing for a covenant not to sue for infringement or other violation of any Copyright (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.2(II) under the heading “Copyright Licenses” (as such schedule may be amended or supplemented from time to time).

                    “Copyright Security Agreement” shall mean each copyright security agreement executed and delivered by the applicable Grantors in substantially the form of Exhibit G.

                    “Copyrights” shall mean all United States, and foreign copyrights (whether or not the underlying works of authorship have been published), including but not limited to copyrights in software and all rights in and to databases, all designs (including but not limited to industrial designs, Protected Designs within the meaning of 17 U.S.C. 1301 et. Seq. and Community designs), and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, as well as all moral rights, reversionary interests, and termination rights, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications required to be listed in Schedule 5.2(II) under the heading “Copyrights” (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, and (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto.

                    “Event of Default” shall have the meaning given to such term in the First Lien Credit Agreement.

                    “Excluded Asset” shall mean any asset of any Grantor excluded from the security interest hereunder by virtue of Section 2.2 hereof but only to the extent, and for so long as, so excluded thereunder.

                    “Gaming Authority” shall mean any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States federal government, any foreign government, any state, province or city or other political subdivision or otherwise, whether now or hereafter in existence, or any officer or official thereof, or any other agency, in each case, with authority to regulate any gaming or racing operation (or proposed gaming or racing operation) owned, managed or operated by the Company and its Subsidiaries.

                    “Gaming Equipment” shall mean slot machines, table games and other gaming equipment permitted to be installed under applicable Gaming Laws governing the Gaming Facility in which such Gaming Equipment will be installed, and any related signage, accessories, surveillance and peripheral equipment directly ancillary thereto or directly used in connection therewith.

                    “Gaming Facility” shall mean any gaming or parimutuel wagering establishment and other property or assets directly ancillary thereto or directly used in connection therewith, including any building, restaurant, hotel, theater, parking facilities, retail shops, land, and other recreation and entertainment facilities and equipment, owned or operated by the Company or its Subsidiaries.

                    “Gaming Laws” shall mean the provisions of any gaming or racing laws or regulations of any jurisdiction or jurisdictions to which any of the Company and its Subsidiaries is, or may at any time after the date hereof, be subject.

                    “Gaming License” shall mean any license, permit, franchise, finding of suitability, registration, filing, order, declaration, qualification, approval, consent, certificate or other authorization, in each case required under applicable Gaming Laws to own, lease, operate or otherwise conduct gaming or racing activities of the Company and its Subsidiaries.

                    “Grantor” and “Grantors” shall have the respective meanings assigned to such terms in the preamble.

                    “Immaterial Subsidiary” shall have the meaning assigned to such term in the Indenture.

                    “Indenture” shall mean that certain Indenture dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, by and among the Company, the Subsidiaries of the Company parity thereto and Wilmington Trust FSB, as Trustee (in such capacity, together with its successors and permitted assigns in such capacity, the Trustee.

                    “Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Bank is the loss payee thereof) and (ii) any key man life insurance policies.

                    “Intellectual Property” shall mean, the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under the United States, multinational or foreign laws or otherwise, including without limitation, Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, Trade Secrets, and Trade Secret Licenses, and all rights to sue or otherwise recover for any past, present and future infringement, dilution, misappropriation, or other violation or impairment thereof, including the right to receive all Proceeds therefrom, including without limitation license fees, royalties, income, payments, claims, damages and proceeds of suit, now or hereafter due and/or payable with respect thereto.

                    “Intellectual Property Security Agreement” shall mean each intellectual property security agreement executed and delivered by the applicable Grantors, substantially in the form set forth in Exhibit E, Exhibit F and Exhibit G, as applicable.

                    “Intercreditor Agreement” shall have the meaning assigned to such term in the recitals.

                    “Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute.

                    “Investment Accounts” shall mean the Collateral Account, Securities Accounts, Commodity Accounts and Deposit Accounts.

                    “Investment Related Property” shall mean: (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, the Investment Accounts and certificates of deposit.

                    “Non-Assignable Contract” shall mean any agreement, contract or license to which any Grantor is a party that by its terms purports to restrict or prevent the assignment or granting of a security interest therein (either by its terms or by any federal or state statutory prohibition or otherwise irrespective of whether such prohibition or restriction is enforceable under Section 9-406 through 409 of the UCC).

                    “Patent Licenses” shall mean all agreements, licenses and covenants providing for the granting of any right in or to any Patent or otherwise providing for a covenant not to sue for infringement or other violation of any Patent (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.2(II) under the heading “Patent Licenses” (as such schedule may be amended or supplemented from time to time).

                    “Patent Security Agreement” shall mean each patent security agreement executed and delivered by the applicable Grantors in substantially the form of Exhibit F.

                    “Patents” shall mean all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, without limitation: (i) each patent and patent application required to be listed in Schedule 5.2(II) under the heading “Patents” (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all patentable inventions and improvements thereto, (iv) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, and (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto.

                    “Permitted Liens” shall have the meaning assigned to such term in the Credit Agreement.

                    “Permitted Prior Liens” shall have the meaning assigned to such term in the Credit Agreement.

                    “Pledge Supplement” shall mean any supplement to this Agreement in substantially the form of Exhibit A.

                    “Pledged Debt” shall mean all indebtedness for borrowed money owed to such Grantor, whether or not evidenced by any Instrument, including, without limitation, all indebtedness described on Schedule 5.2(I) under the heading “Pledged Debt” (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments, if any, evidencing any of the foregoing, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

                    “Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and any other participation or interests in any equity or profits of any business entity including, without limitation, any trust and all management rights relating to any entity whose equity interests are included as Pledged Equity Interests.

                    “Pledged LLC Interests” shall mean all interests in any limited liability company and each series thereof including, without limitation, all limited liability company interests listed on Schedule 5.2(I) under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and all rights as a member of the related limited liability company.

                    “Pledged Partnership Interests” shall mean all interests in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 5.2(I) under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and all rights as a partner of the related partnership.

                    “Pledged Stock” shall mean all shares of capital stock owned by such Grantor, including, without limitation, all shares of capital stock described on Schedule 5.2(I) under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

                    “Receivables” shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

                    “Receivables Records” shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors, secured parties or agents thereof, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

                    “Secured Obligations” shall have the meaning assigned in Section 3.1.

                    “Securities” shall mean any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

                    “Securities Act” shall mean the Securities Act of 1933, as amended from time to time, and any successor statute.

                    “Security Documents” shall mean this Agreement and all other “First Lien Collateral Documents” as defined in the Intercreditor Agreement.

                    “Trademark Licenses” shall mean any and all agreements, licenses and covenants providing for the granting of any right in or to any Trademark or otherwise providing for a covenant not to sue for infringement dilution or other violation of any Trademark or permitting co-existence with respect to a Trademark (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.2(II) under the heading “Trademark Licenses” (as such schedule may be amended or supplemented from time to time).

                    “Trademark Security Agreement” shall mean each trademark security agreement executed and delivered by the applicable Grantors in substantially the form of Exhibit E.

                    “Trademarks” shall mean all United States, and foreign trademarks, trade names, trade dress, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, whether or not registered, and with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications required to be listed in Schedule 5.2(II) under the heading “Trademarks”(as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) the right to sue or otherwise recover for any past, present and future infringement, dilution or other violation of any of the foregoing or for any injury to the related goodwill, and (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto.

                    “Trade Secret Licenses” shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.2(II) under the heading “Trade Secret Licenses” (as such schedule may be amended or supplemented from time to time).

                    “Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information and know-how whether or not the foregoing has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to the foregoing, and with respect to any and all of the foregoing: (i) the right to sue or otherwise recover for any past, present and future misappropriation or other violation thereof and (ii) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto.

                    “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of Michigan; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of [Michigan], the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

                    “United States” shall mean the United States of America.

          1.2 Definitions; Interpretation.

                    (a) In this Agreement, the following capitalized terms shall have the meaning given to them in the UCC (and, if defined in more than one Article of the UCC, shall have the meaning given in Article 9 thereof): Account, Account Debtor, As-Extracted Collateral, Bank, Certificated Security, Chattel Paper, Consignee, Consignment, Consignor, Commercial Tort Claims, Commodity Account, Commodity Contract, Commodity Intermediary, Deposit Account, Document, Entitlement Order, Equipment, Electronic Chattel Paper, Farm Products, Fixtures, General Intangibles, Goods, Health-Care-Insurance Receivable, Instrument, Inventory, Letter of Credit Right, Manufactured Home, Money, Payment Intangibles, Proceeds, Record, Securities Account, Securities Intermediary, Security Certificate, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security.

                    (b) All other capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Intercreditor Agreement. The incorporation by reference of terms defined in the Intercreditor Agreement shall survive any termination of the Intercreditor Agreement until this Agreement is terminated as provided in Section 11 hereof. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The terms lease and license shall include sub-lease and sub-license, as applicable. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 2. GRANT OF SECURITY.

          2.1 Grant of Security. Each Grantor hereby grants to the Bank, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all personal property of such Grantor including, but not limited to the following, in each case whether now or hereafter existing or in which any Grantor now has or hereafter acquires an interest and wherever the same may be located (all of which being hereinafter collectively referred to as the “Collateral”):

                    (a) Accounts;

                    (b) Chattel Paper;

                    (c) Documents;

                    (d) General Intangibles (including, without limitation, Assigned Agreements and Payment Intangibles);

                    (e) Goods (including, without limitation, Inventory, Equipment and Fixtures);

                    (f) Instruments;

                    (g) Insurance;

                    (h) Intellectual Property;

                    (i) Investment Related Property (including, without limitation, Deposit Accounts);

                    (j) Letter of Credit Rights;

                    (k) Money;

                    (l) Receivables and Receivable Records;

                    (m) Commercial Tort Claims now or hereafter described on Schedule 5.2;

                    (n) to the extent not otherwise included above, all other personal property of any kind and all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

                    (o) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

          2.2 Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.1 hereof attach to:

                    (a) any property or asset of a Grantor, including any Gaming License and any Gaming Equipment, if and to the extent that a security interest in such property or asset in favor of the Bank (i) is prohibited by applicable law, rule or regulation or (ii) requires the consent of any Governmental Authority or Gaming Authority not obtained pursuant to applicable law, rule or regulation (in the case of the foregoing clauses (i) and (ii), unless such law, rule or regulation would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Law) or principles of equity); provided that, in the event that any such law, rule or regulation is amended, modified or interpreted by the relevant Governmental Authority or Gaming Authority to permit (or is replaced with another law, rule or regulation, or another law, rule or regulation is adopted, which would permit) a security interest in such property or asset to be granted in favor of the Bank or such consent of the applicable Governmental Authority or Gaming Authority is obtained, then the Collateral shall immediately include (and such security interest shall immediately attach) to any such property or asset; provided, further, that the exclusions referred to in clause (a) of this Section 2.2 shall not include any Proceeds of any such property or asset;

                    (b) any lease, license, contract or agreement to which any Grantor is a party, and any of its rights or interest thereunder, if and to the extent that a security interest in such lease, license, contract or agreement is prohibited by or in violation of (i) any law, rule or regulation applicable to such Grantor, or (ii) a term, provision or condition of any such lease, license, contract or agreement (unless such law, rule, regulation, term, provision or condition would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Law) or principles of equity); provided however that the Collateral shall include (and such security interest shall attach) immediately at such time as the contractual or legal prohibition shall no longer be applicable and to the extent severable, shall attach immediately to any portion of such lease, license, contract or agreement not subject to the prohibitions specified in (i) or (ii) above; provided further that the exclusions referred to in clause (b) of this Section 2.2 shall not include any Proceeds of any such lease, license, contract or agreement;

                    (c) in any of the outstanding capital stock of a Controlled Foreign Corporation in excess of 66% of the voting power of all classes of capital stock of such Controlled Foreign Corporation entitled to vote; provided that immediately upon the amendment of the Internal Revenue Code to allow the pledge of a greater percentage of the voting power of capital stock in a Controlled Foreign Corporation without adverse tax consequences, the Collateral shall include, and the security interest granted by each Grantor shall attach to, such greater percentage of capital stock of each Controlled Foreign Corporation;

                    (d) any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the Grantor’s ownership of, or the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law; or

                    (e) equity interests in any joint venture with a third party that is not an Affiliate, to the extent a pledge of such equity interests is prohibited by the governing documents of such joint venture.

SECTION 3. SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.

          3.1 Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, repurchase, redemption, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all First Lien Obligations (the “Secured Obligations”).

          3.2 Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Bank, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, the Assigned Agreements and any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and the Bank shall not have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Bank have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, the Assigned Agreements and any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (iii) the exercise by the Bank of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

SECTION 4. CERTAIN PERFECTION REQUIREMENTS

          4.1 Delivery Requirements.

                    (a) With respect to any Certificated Securities (other than Excluded Securities) included in the Collateral, each Grantor shall deliver to the Bank, the Security Certificate(s) evidencing such Certificated Securities duly indorsed by an effective indorsement (within the meaning of Section 8-107 of the UCC), or accompanied by share transfer powers or other instruments of transfer duly endorsed by such an effective endorsement, in each case, to the Bank, or in blank. In addition, each Grantor shall cause any certificates evidencing any Pledged Equity Interests (other than Excluded Securities), including, without limitation, any Pledged Partnership Interests or Pledged LLC Interests, to be similarly delivered to the Bank regardless of whether such Pledged Equity Interests constitute Certificated Securities.

                    (b) With respect to any Instruments or Tangible Chattel Paper included in the Collateral, each Grantor shall deliver to the Bank, all such Instruments or Tangible Chattel Paper to the Bank duly indorsed in blank; provided, however, that such delivery requirement shall not apply to any Instruments or Tangible Chattel Paper having a face amount of less than $100,000 individually or $500,000 in the aggregate.

          4.2 Control Requirements.

                    (a) With respect to any Deposit Accounts, Securities Accounts, Security Entitlements, Commodity Accounts and Commodity Contracts included in the Collateral, each Grantor shall ensure that the Bank has Control thereof; provided, however, that such Control requirement shall not apply to any Deposit Accounts, Securities Accounts, Security Entitlements, Commodity Accounts and Commodity Contracts with a value of less than, or having funds or other assets credited thereto with a value of less than, $100,000 individually or $500,000 in the aggregate. With respect to any Securities Accounts or Securities Entitlements, such Control shall be accomplished by the applicable Grantor(s) causing the Securities Intermediary maintaining such Securities Account or Security Entitlement to enter into an agreement substantially in the form of Exhibit C hereto (or such other agreement in form and substance reasonably satisfactory to the Bank) pursuant to which the Securities Intermediary shall agree to comply with the Bank’s Entitlement Orders, without further consent by such Grantor(s). With respect to any Deposit Account, each Grantor shall cause the depositary institution maintaining such account to enter into an agreement substantially in the form of Exhibit D hereto (or such other agreement in form and substance reasonably satisfactory to the Bank), pursuant to which the Bank shall agree to comply with the Bank’s instructions with respect to disposition of funds in the Deposit Account without further consent by such Grantor. With respect to any Commodity Accounts or Commodity Contracts each Grantor shall cause Control in favor of the Bank in a manner reasonably acceptable to the Bank.

                    (b) With respect to any Uncertificated Security included in the Collateral (other than any Uncertificated Securities credited to a Securities Account), each Grantor shall cause the issuer of such Uncertificated Security to either (i) register the Bank, as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement substantially in the form of Exhibit B hereto (or such other agreement in form and substance reasonably satisfactory to the Bank), pursuant to which such issuer agrees to comply with the Bank’s instructions with respect to such Uncertificated Security without further consent by such Grantor; provided that the Bank shall not issue any instructions except during the continuance of an Event of Default.

                    (c) With respect to any material Letter of Credit Rights included in the Collateral (other than any Letter of Credit Rights constituting a Supporting Obligation for a Receivable in which the Bank has a valid and perfected security interest), each Grantor shall ensure that Bank has Control thereof (subject to the terms of the Intercreditor Agreement) by obtaining the written consent of each issuer of each related letter of credit to the assignment of the proceeds of such letter of credit to the Bank.

                    (d) With respect to any Electronic Chattel Paper or “transferable record”(as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) included in the Collateral, each Grantor shall ensure that the Bank has Control thereof; provided, however, that such Control requirement shall not apply to any Electronic Chattel Paper or transferable record having a face amount of less than $100,000 individually or $500,000 in the aggregate.

                    (e) Notwithstanding the foregoing, the Bank agrees with each Grantor that the Bank shall not give any instructions directing the disposition of funds or securities from time to time credited to any Deposit Accounts or Securities Accounts or withhold any rights from such Grantor with respect to funds from time to time credited to any Deposit Account or any securities held in any Securities Accounts unless an Event of Default has occurred and is continuing.

          4.3 Intellectual Property Recording Requirements.

                    (a) In the case of any Collateral (whether now owned or hereafter acquired) consisting of issued U.S. Patents and applications therefor, each Grantor shall execute and deliver to the Bank a Patent Security Agreement (or a supplement thereto) covering all such Patents in appropriate form for recordation with the U.S. Patent and Trademark Office with respect to the security interest of the Bank.

                    (b) In the case of any Collateral (whether now owned or hereafter acquired) consisting of registered U.S. Trademarks and applications therefor, each Grantor shall execute and deliver to the Bank a Trademark Security Agreement (or a supplement thereto) covering all such Trademarks in appropriate form for recordation with the U.S. Patent and Trademark Office with respect to the security interest of the Bank.

                    (c) In the case of any Collateral (whether now owned or hereafter acquired) consisting of registered U.S. Copyrights and exclusive Copyright Licenses in respect of registered U.S. Copyrights for which any Grantor is the licensee, each Grantor execute and deliver to the Bank a Copyright Security Agreement (or a supplement thereto) covering all such Copyrights and Copyright Licenses in appropriate form for recordation with the U.S. Copyright Office with respect to the security interest of the Bank.

          4.4 Other Actions.

                    (a) If any issuer of any Pledged Equity Interest is organized under a jurisdiction outside of the United States, each Grantor shall take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary, under the laws of such issuer’s jurisdiction to insure the validity, perfection and priority of the security interest of the Bank.

                    (b) With respect to any Pledged Partnership Interests and Pledged LLC Interests included in the Collateral, if the Grantors own less than 100% of the equity interests in any issuer of such Pledged Partnership Interests or Pledged LLC Interests, Grantors shall use their commercially reasonable efforts to obtain the consent of each other holder of partnership interest or limited liability company interests in such issuer to the security interest of the Bank hereunder and following an Event of Default, the transfer of such Pledged Partnership Interests and Pledged LLC Interests to the Bank or its designee, and to the substitution of the Bank or its designee as a partner or member with all the rights and powers related thereto. Each Grantor consents to the grant by each other Grantor of a Lien in all Investment Related Property to the Bank and without limiting the generality of the foregoing consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Bank or its designee following an Event of Default, and to the substitution of the Bank or its designee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

          4.5 Timing and Notice. With respect to any Collateral in existence on the date hereof, each Grantor shall comply with the requirements of Section 4 on the date hereof and, with respect to any Collateral hereafter owned or acquired, such Grantor shall comply with such requirements within fifteen (15) days of such Grantor acquiring rights therein. Each Grantor shall promptly inform the Bank of its acquisition of any Collateral for which any action is required by Section 4 hereof (including, for the avoidance of doubt, the filing of any applications for, or the issuance or registration of, any Patents, Copyrights or Trademarks). Notwithstanding the foregoing, each Grantor shall have 30 (thirty) days from the date hereof to provide the Bank with Control over any Investment Accounts.

SECTION 5. REPRESENTATIONS AND WARRANTIES.

Each Grantor hereby represents and warrants, on the date hereof, that:

          5.1 Grantor Information & Status.

                    (a) Schedule 5.1(A) & (B) (as such schedule may be amended or supplemented from time to time) sets forth under the appropriate headings: (1) the full legal name of such Grantor, (2) all trade names or other names under which such Grantor currently conducts business, (3) the type of organization of such Grantor, (4) the jurisdiction of organization of such Grantor, (5) its organizational identification number, if any, and (6) the jurisdiction where the chief executive office or its sole place of business (or the principal residence if such Grantor is a natural person) is located.

                    (b) except as provided on Schedule 5.1(C), such Grantor has not changed its name, jurisdiction of organization, chief executive office or sole place of business (or principal residence if such Grantor is a natural person) or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) and has not done business under any other name, in each case, within the past five (5) years;

                    (c) it has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore been terminated other than the agreements identified on Schedule 5.1(D) hereof (as such schedule may be amended or supplemented from time to time);

                    (d) it has been duly organized and is validly existing as an entity of the type as set forth opposite such Grantor’s name on Schedule 5.1(A) solely under the laws of the jurisdiction as set forth opposite such Grantor’s name on Schedule 5.1(A) and remains duly existing as such. Such Grantor has not filed any certificates of dissolution or liquidation, any certificates of domestication, transfer or continuance in any other jurisdiction; and

                    (e) it is not a “transmitting utility” (as defined in Section 9-102(a)(80) of the UCC).

          5.2 Collateral Identification, Special Collateral.

                    (a) Schedule 5.2 (as such schedule may be amended or supplemented from time to time) sets forth under the appropriate headings all of such Grantor’s: (1) Pledged Equity Interests, (2) Pledged Debt, (3) Securities Accounts, (4) Deposit Accounts, (5) Commodity Contracts and Commodity Accounts, (6) United States and foreign registrations and issuances of and applications for Patents, Trademarks, and Copyrights owned by each Grantor, (7) Patent Licenses, Trademark Licenses, Trade Secret Licenses and Copyright Licenses constituting Intellectual Property material to such Grantor (other than licenses of commercially available software available on nondiscriminatory terms), (8) Commercial Tort Claims, (9) Letter of Credit Rights for letters of credit, (10) the name and address of any warehouseman, bailee or other third party in possession of any Inventory, Equipment and other tangible personal property, and (11) Assigned Agreements;

                    (b) none of the Collateral constitutes, or is the Proceeds of, (1) Farm Products, (2) As-Extracted Collateral, (3) Manufactured Homes, (4) Health-Care-Insurance Receivables; (5) timber to be cut, or (6) aircraft, aircraft engines, satellites, ships or railroad rolling stock. No material portion of the Collateral consists of motor vehicles or other Goods subject to a certificate of title statute of any jurisdiction;

                    (c) all information supplied by any Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects;

                    (d) not more than 10% of the value of all personal property included in the Collateral is located in any country other than the United States; and

                    (e) no Excluded Asset is material to the business of such Grantor other than Gaming Licenses.

          5.3 Ownership of Collateral and Absence of Other Liens.

                    (a) it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, developed or created (including by way of lease or license), will continue to own or have such rights in each item of the Collateral (except as otherwise permitted by the Credit Agreement), in each case free and clear of any and all Liens, rights or claims of all other Persons, including, without limitation, liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person other than any Permitted Liens; and

                    (b) other than any financing statements filed in favor of the Bank, no effective financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (x) financing statements for which duly authorized proper termination statements have been delivered to the Bank for filing and (y) financing statements filed in connection with Permitted Prior Liens. Other than the Bank, the Second Lien Collateral Agent and any automatic control in favor of a Bank, Securities Intermediary or Commodity Intermediary maintaining a Deposit Account, Securities Account or Commodity Contract, no Person is in Control of any Collateral.

          5.4 Status of Security Interest.

                    (a) upon the filing of financing statements naming each Grantor as “debtor” and the Bank as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name on Schedule 5.4 hereof (as such schedule may be amended or supplemented from time to time), the security interest of the Bank in all Collateral that can be perfected by the filing of a financing statement under the Uniform Commercial Code as in effect in the applicable jurisdiction will constitute a valid, perfected, first priority lien subject to any Permitted Liens with respect to Collateral. Each agreement purporting to give the Bank Control over any Collateral is effective to establish the Bank’s Control of the Collateral subject thereto;

                    (b) to the extent perfection or priority of the security interest therein is not subject to Article 9 of the UCC, upon recordation of the security interests granted hereunder in Patents, Trademarks, Copyrights and exclusive Copyright Licenses in the applicable intellectual property registries, including but not limited to the United States Patent and Trademark Office and the United States Copyright Office, the security interests granted to the Bank hereunder shall constitute valid, perfected, first priority Liens (subject, in the case of priority only, to Permitted Prior Liens);

                    (c) no authorization, consent, approval or other action by (other than any authorization, consent, approval, action which has been received or taken), and no notice to or filing with, any Governmental Authority, Gaming Authority, regulatory body or any other Person, (other than any notice which has been given) is required for (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Bank hereunder or (ii) the exercise by

Bank of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause (a) above and (B) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities, and (C) as may be required by any Gaming Authority; and

                    (d) each Grantor is in compliance with its obligations under Section 4 hereof.

          5.5 Goods & Receivables.

                    (a) each Receivable (i) is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (ii) is and will be enforceable in accordance with its terms, (iii) is not and will not be subject to any credits, rights of recoupment, setoffs, defenses, taxes, counterclaims (except with respect to refunds, returns and allowances in the ordinary course of business with respect to damaged merchandise) and (iv) is and will be in compliance with all applicable laws, whether federal, state, local or foreign;

                    (b) none of the Account Debtors in respect of any Receivable is the government of the United States, any agency or instrumentality thereof, any state or municipality or any foreign sovereign. No Receivable in excess of $100,000 individually or $500,000 in the aggregate requires the consent of the Account Debtor in respect thereof in connection with the security interest hereunder, except any consent which has been obtained;

                    (c) no Goods now or hereafter produced by any Grantor and included in the Collateral have been or will be produced in violation of the requirements of the Fair Labor Standards Act, as amended, or the rules and regulations promulgated thereunder; and

                    (d) other than any Inventory or Equipment in transit, all of the Equipment and Inventory included in the Collateral is located only at the locations specified in Schedule 5.5 (as such schedule may be amended or supplemented from time to time).

          5.6 Pledged Equity Interests, Investment Related Property.

                    (a) it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests;

                    (b) no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary in connection with the creation, perfection or first priority status of the security interest of the Bank in any Pledged Equity Interests or the exercise by the Bank of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof except such as have been obtained and as may be required by any Gaming Authority;

                    (c) all of the Pledged LLC Interests and Pledged Partnership Interests are or represent interests that by their terms provide that they are securities governed by the uniform commercial code of an applicable jurisdiction;

                    (d) Grantor has caused each partnership or limited liability company included in the Pledged Equity Interests to amend their partnership agreement or limited liability company agreement to include the following provision: “Notwithstanding any other provision of this agreement, in the event that an Event of Default shall have occurred under that certain Collateral Agency and Intercreditor Agreement (as such Collateral Agency and Intercreditor Agreement may be amended, modified, supplemented or restated from time to time) dated as of June 30, 2010 among Greektown Superholdings, Inc., the other grantors party thereto, Comerica Bank, Wilmington Trust FSB, as Second Lien Trustee, and Wilmington Trust FSB, as Second Lien Collateral Agent (together with its permitted successors and assigns, the “Second Lien Collateral Agent”), and, subject to the terms of such Collateral Agency and Intercreditor Agreement, the Bank shall exercise any of its rights and remedies with respect to equity interests in the company, then each [member][partner] hereby irrevocably consents to the transfer of any equity interest and all related management and other rights in the company to the Bank or any designee of the Bank. Bank is a third party beneficiary of this provision and this provision cannot be amended or repealed without the consent of the Bank until the First Lien Obligations (as defined in such Collateral Agency and Intercreditor Agreement) have been discharged in full.”

          5.7 Intellectual Property.

                    (a) (i) it is the sole and exclusive owner of the entire right, title, and interest in and to all Intellectual Property listed on Schedule 5.2(II) and designated as owned by such Grantor (as such schedule may be amended or supplemented from time to time), (ii) it owns or has the valid right to use and, to the extent such Grantor does so, sublicense others to use, all other Intellectual Property used in the conduct of its business, free and clear of all Liens, claims and licenses, except for, in the case of priority only, Permitted Liens and the licenses of Intellectual Property set forth on Schedule 5.2(II) (as such schedule may be amended or supplemented from time to time);

                    (b) (i) all applications and registrations of Intellectual Property owned by such Grantor are subsisting and none has been adjudged invalid or unenforceable, in whole or in part, nor, in the case of Patents owned by such Grantor, is such Intellectual Property the subject of a reexamination proceeding, and (ii) such Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of Copyrights, Patents and Trademarks owned by such Grantor in full force and effect subject to the natural expiration of rights under any such Intellectual Property;

                    (c) no holding, decision, ruling, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity, enforceability, or scope of, or such Grantor’s right to register, own or use, any Intellectual Property of such Grantor, and no such action or proceeding is pending or, to the best of such Grantor’s knowledge, threatened;

                    (d) all registrations, issuances and applications for Copyrights, Patents and Trademarks of such Grantor are standing in the name of such Grantor, and none of the Trademarks, Patents, Copyrights or Trade Secrets owned by such Grantor has been licensed by such Grantor to any Affiliate or third party, except as disclosed in Schedule 5.2(II) (as such schedule may be amended or supplemented from time to time), and all exclusive Copyright Licenses in respect of registered Copyrights have been properly recorded in the U.S. Copyright Office;

                    (e) such Grantor has not made a previous assignment, sale, transfer, exclusive license, or similar arrangement constituting a present or future assignment, sale, transfer, exclusive license or similar arrangement of any Intellectual Property owned by such Grantor that has not been terminated or released;

                    (f) such Grantor has taken commercially reasonable steps to protect the confidentiality of its Trade Secrets;

                    (g) such Grantor controls the nature and quality in accordance with industry standards of products sold and services rendered under or in connection with all Trademarks owned by such Grantor, in each case consistent with industry standards, and has taken all commercially reasonable action to ensure that all licensees of the Trademarks owned by such Grantor comply with such Grantor’s standards of quality;

                    (h) to such Grantor’s knowledge, the conduct of such Grantor’s business does not infringe, misappropriate, dilute or otherwise violate any Intellectual Property right of any other Person. No written claim has been received by such Grantor alleging the use of any Intellectual Property owned or used by such Grantor (or any of its respective licensees) infringes, misappropriates, dilutes or otherwise violates the Intellectual Property rights of any other Person, and no written demand that such Grantor enter into a license or co-existence agreement has been made but not resolved;

                    (i) to such Grantor’s knowledge, no Person is infringing, misappropriating, diluting or otherwise violating any rights in any Intellectual Property owned by such Grantor; and

                    (j) no settlement or consents, covenants not to sue, co-existence agreements, non-assertion assurances, or releases have been entered into by such Grantor or bind such Grantor in a manner that could adversely affect such Grantor’s rights to own, license or use any Intellectual Property.

          5.8 Contracts.

          No contract with respect to which any Grantor makes payments of greater than $1,000,000 in any fiscal year of such Grantor (such contract a “Material Contract”) prohibits assignment or requires consent of or notice to any Person in connection with the assignment to the Bank hereunder, except such as has been given or made.

SECTION 6. COVENANTS AND AGREEMENTS.

Each Grantor hereby covenants and agrees that:

          6.1 Grantor Information & Status.

                    (a) Without limiting any prohibitions or restrictions on mergers or other transactions set forth in the Credit Agreement and other First Lien Documents, it shall not change such Grantor’s name, identity, corporate structure (e.g. by merger, consolidation, change in corporate form or otherwise), sole place of business (or principal residence if such Grantor is a natural person), chief executive office, type of organization or jurisdiction of organization or establish any trade names unless it shall have (a) notified the Bank in writing at least thirty (30) days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, sole place of business (or principal residence if such Grantor is a natural person), chief executive office, jurisdiction of organization or trade name and providing such other information in connection therewith as the Bank may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Bank’s security interest in the Collateral granted or intended to be granted and agreed to hereby, which shall include, without limitation, executing and delivering to the Bank a completed Pledge Supplement together with all Supplements to Schedules thereto confirming the grant of the security interest hereunder.

          6.2 Collateral Identification; Special Collateral.

                    (a) in the event that it hereafter acquires any Collateral of a type described in Section 5.2(b) hereof, such Grantor shall promptly notify there Bank thereof in writing and take such actions and execute such documents and make such filings all at such Grantor’s expense as the Bank may reasonably request in order to ensure that the Bank has a valid, perfected, first priority security interest in such Collateral subject to any Permitted Liens.

                    (b) in the event that it hereafter acquires or has any Commercial Tort Claim in excess of $100,000 individually or $500,000 in the aggregate it shall deliver to the Bank a completed Pledge Supplement together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.

          6.3 Ownership of Collateral and Absence of Other Liens.

                    (a) except for the security interest created by this Agreement, such Grantor shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, other than Permitted Liens, and such Grantor shall use commercially reasonable efforts to defend the Collateral against all Persons at any time claiming any interest therein;

                    (b) upon such Grantor or any officer of such Grantor obtaining knowledge thereof, it shall promptly notify the Bank in writing of any event that may have a material adverse effect on the value of the Collateral or any material portion thereof, the ability of any Grantor or the Bank to dispose of the Collateral or any material portion thereof, or the rights and remedies of the Bank in relation thereto, including, without limitation, the levy of any legal process against the Collateral or any portion thereof; and

                    (c) it shall not sell, transfer or assign (by operation of law or otherwise) or exclusively license to another Person any Collateral except as otherwise permitted by the Credit Agreement and other First Lien Documents.

          6.4 Status of Security Interest.

                    (a) Subject to the limitations set forth in subsection (b) of this Section 6.4, each Grantor shall maintain the security interest of the Bank hereunder in all Collateral as valid, perfected, first priority Liens (subject to Permitted Liens).

                    (b) Notwithstanding the foregoing, no Grantor shall be required to take any action to perfect any Collateral that can only be perfected by (i) Control or (ii) foreign filings with respect to Intellectual Property or (iii) filings with registrars of motor vehicles or similar governmental authorities with respect to goods covered by a certificate of title, in each case except as and to the extent specified in Section 4 hereof.

          6.5 Goods & Receivables.

                    (a) it shall not deliver any Document evidencing any Equipment and Inventory to any Person other than the issuer of such Document to claim the Goods evidenced therefor and the Bank;

                    (b) if any Equipment or Inventory in excess of $100,000 individually or $500,000 in the aggregate is in possession or control of any warehouseman, bailee or other third party (other than a Consignee under a Consignment for which such Grantor is the Consignor), such Grantor shall join with the Bank in notifying the third party of the Bank’s security interest and use commercially reasonable efforts to obtain an acknowledgment from the third party that it is holding the Equipment and Inventory for the benefit of the Bank and that it will permit the Bank to have access to Equipment or Inventory for purposes of inspecting such Collateral or, following an Event of Default, to remove same from such premises if the Bank so elects; and with respect to any Goods in excess of $100,000 individually or $500,000 in the aggregate subject to a Consignment for which such Grantor is the Consignor, such Grantor shall file appropriate financing statements against the Consignee and take such other action as may be necessary to ensure that the Grantor has a first priority perfected security interest in such Goods.

                    (c) it shall keep the Equipment, Inventory and any Documents evidencing any Equipment and Inventory in the locations specified on Schedule 5.5 (as such schedule may be amended or supplemented from time to time) unless it shall have (a) notified the Bank in writing, by executing and delivering to the Bank a completed Pledge Supplement together with all Supplements to Schedules thereto, at least thirty (30) days prior to any change in locations, identifying such new locations and providing such other information in connection therewith as the Bank may reasonably request;

                    (d) it shall keep and maintain at its own cost and expense records of the Receivables which are complete in all material respects, including, but not limited to, the originals of all documentation with respect to all Receivables and records of all payments received and all credits granted on the Receivables, all merchandise returned and all other dealings therewith;

                    (e) other than in the ordinary course of business (i) it shall not amend, modify, terminate or waive any provision of any Receivable in any manner which could reasonably be expected to have a material adverse effect on the value of such Receivable; (ii) following and during the continuation of an Event of Default, subject to the terms of the Intercreditor Agreement, such Grantor shall not (w) grant any extension or renewal of the time of payment of any Receivable, (x) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof, or (z) allow any credit or discount thereon; and

                    (f) the Bank shall have the right at any time following the occurrence and during the continuance of a Parity Lien Default to notify, or require any Grantor to notify, any Account Debtor of the Bank’s security interest in the Receivables and any Supporting Obligation and, in addition, at any time following the occurrence and during the continuation of an Event of Default, the Bank may: (i) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Bank; (ii) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Bank; and (iii) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If the Bank notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Bank if required, in the Collateral Account maintained under the sole dominion and control of the Bank, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Bank hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon.

          6.6 Pledged Equity Interests, Investment Related Property.

                    (a) except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Pledged Equity Interest or other Investment Related Property, upon the merger, consolidation, liquidation or dissolution of any issuer of any Pledged Equity Interest or Investment Related Property, then (i) such dividends, interest or distributions and any Securities (other than Excluded Securities) or other property shall be included in the definition of Collateral without further action and (ii) such Grantor shall promptly take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Bank over such Investment Related Property (including, without limitation, delivery thereof to the Bank) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, Securities [(other than Excluded Securities)] or other property in trust for the benefit of the Bank and shall segregate such dividends, distributions, Securities or other property from all other property of such Grantor. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Bank authorizes each Grantor to retain all ordinary cash dividends and distributions paid in the normal course of the business of the issuer of any applicable Investment Related Property and consistent with the past practice of such issuer and all scheduled payments of interest.

                    (b) Voting.

                    (i) So long as no Event of Default shall have occurred and be continuing, except as otherwise provided under the covenants and agreements relating to Investment Related Property in this Agreement or elsewhere herein, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof; and

(ii) Upon the occurrence and during the continuation of an Event of Default:

(1)

all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Bank who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(2)

in order to permit the Bank to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Bank all proxies, dividend payment orders and other instruments as the Bank may from time to time reasonably request and (2) each Grantor acknowledges that the Bank may utilize the power of attorney set forth in Section 8.1.

                    (c) without the prior written consent of the Bank, it shall not vote to enable or take any other action to: (i) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially changes the rights of such Grantor with respect to any Investment Related Property or adversely affects the validity, perfection or priority of the Bank’s security interest, (ii) permit any issuer of any Pledged Equity Interest to dispose of all or a material portion of their assets, (iii) waive any default under or breach of any terms of organizational document relating to the issuer of any Pledged Equity Interest or the terms of any Pledged Debt, or (iv) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (iv), such Grantor shall promptly notify the Bank in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Bank’s Control thereof;

                    (d) without the prior written consent of the Bank, it shall not permit any issuer of any Pledged Equity Interest to merge or consolidate unless (i) such issuer creates a security interest that is perfected by a filed financing statement (that is not effective solely under section 9-508 of the UCC) in collateral in which such new debtor has or acquires rights, (ii) all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding equity interests of any other constituent Grantor; provided that if the surviving or resulting Grantors upon any such merger or consolidation involving an issuer which is a Controlled Foreign Corporation, then such Grantor shall only be required to pledge equity interests in accordance with Section 2.2 and (iii) Grantor promptly complies with the delivery and control requirements of Section 4 hereof; and

                    (e) it shall notify the Bank of any default under any Pledged Debt that has caused, either in any individual case or in the aggregate, a material adverse effect.

          6.7 Intellectual Property. Subject to the provisions of Section 9.6,

                    (a) it shall not knowingly do any act or knowingly omit to do any act whereby any of the Grantor-owned Intellectual Property that is material to the business of such Grantor may lapse, or become abandoned, canceled, dedicated to the public, forfeited, unenforceable or otherwise impaired, or which would adversely affect the validity, grant, or enforceability of the security interest granted therein;

                    (b) it shall not, with respect to any Trademarks, cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademark at a level at least substantially consistent with the quality of such products and services as of the date hereof, and such Grantor shall take all commercially reasonable steps to ensure that licensees of such Trademarks use such consistent standards of quality;

                    (c) it shall promptly notify the Bank if it knows or has reason to know that any item of Intellectual Property owned by such Grantor may become (i) abandoned or dedicated to the public or placed in the public domain, (ii) invalid or unenforceable, (iii) subject to any adverse determination or development regarding such Grantor’s ownership, registration or use or the validity or enforceability of such item of Intellectual Property (including the institution of, or any adverse development with respect to, any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, any state registry, any foreign counterpart of the foregoing, or any court) or (iv) the subject of any reversion or termination rights;

                    (d) it shall take all reasonable steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, to pursue any application and maintain any registration or issuance of each Trademark, Patent, and Copyright owned by or exclusively licensed to any Grantor, including, but not limited to, those items on Schedule 5.2(II) (as such schedule may be amended or supplemented from time to time);

                    (e) it shall use best efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that would materially impair or prevent the creation of a security interest in such Grantor’s rights and interests in any Grantor-owned Intellectual Property;

                    (f) in the event that any Intellectual Property owned by or exclusively licensed to any Grantor is infringed, misappropriated, diluted or otherwise violated by a third party, such Grantor shall promptly take all reasonable actions to stop such infringement, misappropriation, dilution or other violation and protect its rights in such Intellectual Property including, but not limited to, the initiation of a suit for injunctive relief and to recover damages;

                    (g) it shall take all reasonable steps to protect the secrecy of all Trade Secrets owned by such Grantor;

                    (h) it shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of any Intellectual Property owned by such Grantor. In connection with such collections, such Grantor may take (and, at the Bank’s reasonable direction, shall take) such action as such Grantor or the Bank may deem reasonably necessary or advisable to enforce collection of such amounts. Notwithstanding the foregoing, the Bank shall have the right at any time, to notify, or require any Grantor to notify, any obligors with respect to any such amounts of the existence of the security interest created hereby.

                    (i) Nothing in the foregoing subsections 6.7(a) through (h) shall be construed to require a Grantor to prosecute, maintain, renew or extend any item of registered Intellectual Property owned by such Grantor, or any application for registration of Intellectual

Property owned by such Grantor, where such Grantor has, in the exercise of its reasonable business judgment, deemed such Intellectual Property to be of no material value to the business of such Grantor, or where, in the exercise of such Grantor’s reasonable business judgment, such Grantor has determined that the failure to prosecute an application for registration or issuance of Intellectual Property owned by such Grantor would not reasonably be expected to have a material adverse effect on such Grantor’s business.

          6.8 Non-Assignable Contracts.

          Each Grantor shall, within thirty (30) days after entering into any Material Contract that is a Non-Assignable Contract after the date hereof, request in writing the consent of the counterparty or counterparties to such Non-Assignable Contract pursuant to the terms of such Non-Assignable Contract or applicable law to the assignment or granting of a security interest in such Non-Assignable Contract to the Bank, and use commercially reasonable efforts to obtain such consent as soon as practicable thereafter.

SECTION 7. ACCESS; RIGHT OF INSPECTION; INSURANCE AND FURTHER ASSURANCES; ADDITIONAL GRANTORS.

          7.1 Access; Right of Inspection; Insurance.

                    (a) The Bank shall at all times have full and free access (during normal business hours) to all the books, correspondence and records of each Grantor, and the Bank and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Grantor agrees to render to the Bank, at such Grantor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Bank and its representatives shall at all times also have the right to enter any premises of each Grantor and inspect any property of each Grantor where any of the Collateral of such Grantor granted pursuant to this Agreement is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

                    (b) The Grantors will maintain or cause to be maintained, with financially sound and reputable insurers, such public liability insurance, third party property damage insurance, business interruption insurance and casualty insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of the Grantors and their respective Subsidiaries as may customarily be carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for such Persons. Without limiting the generality of the foregoing, the Grantors will maintain or cause to be maintained (i) flood insurance with respect to each interest (fee, leasehold or otherwise) owned or held by any Grantor in any real property subject to a mortgage in favor of the Bank and located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards, which area is located in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Board of Governors of the United States Federal Reserve System (or any successor thereto), and (ii) replacement value casualty insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as are at all times carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses. Each such policy of insurance shall (A) name the Bank as an additional insured thereunder as its interests may appear, (B) in the case of each casualty insurance policy, contain a loss payable clause or endorsement, reasonably satisfactory in form and substance to the Bank, that names the Bank as loss payee thereunder and provide for at least 30 days’ prior written notice to the Bank of any modification or cancellation of such policy.

          7.2 Further Assurances.

                    (a) Each Grantor agrees that from time to time, at the expense of such Grantor, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Bank may reasonably request, in order to create and/or maintain the validity, perfection or priority of any security interest granted or purported to be granted hereby or to enable the Bank to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

                    (i) file such financing or continuation statements, or amendments thereto, record security interests in Intellectual Property and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or as the Bank may reasonably request, in order to effect, reflect, perfect and preserve the security interests granted or purported to be granted hereby;

                    (ii) take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in any Intellectual Property owned by such Grantor with any intellectual property registry in which said owned Intellectual Property is registered or issued or in which an application for registration or issuance is pending, including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office, the various Secretaries of State, and the foreign counterparts on any of the foregoing;

                    (iii) at the Bank’s reasonable request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Bank’s security interest in all or any material part of the Collateral, except for Permitted Liens; and

(iv) furnish the Bank with such information regarding the Collateral, including, without limitation, the location thereof, as the Bank may reasonably request from time to time.

                    (b) Each Grantor hereby authorizes the Bank to file a Record or Records, including, without limitation, financing or continuation statements, Intellectual Property Security Agreements and amendments and supplements to any of the foregoing, in any jurisdictions and with any filing offices as the Bank may determine, in its sole discretion, are necessary to perfect the security interest granted to the Bank herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Bank may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Bank herein, including, without limitation, describing such property as “all assets, whether now owned or hereafter acquired, developed or created” or words of similar effect. Each Grantor shall furnish to the Bank from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Bank may reasonably request, all in reasonable detail.

                    (c) Each Grantor hereby authorizes the Bank to modify this Agreement after obtaining such Grantor’s approval of or signature to such modification by amending Schedule 5.2 (as such schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.

          7.3 Additional Grantors. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing a Pledge Supplement. Upon delivery of any such Pledge Supplement to the Bank, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Bank not to cause any Subsidiary of the Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

          The Grantors shall cause (a) each Subsidiary formed or acquired after the date hereof and each subsidiary that becomes a Subsidiary after the date hereof, in each case, concurrently upon becoming a Subsidiary, and (b) each Subsidiary that ceases to be an Immaterial Subsidiary after the date hereof, concurrently upon ceasing to be an Immaterial Subsidiary, to become a “Grantor” under and as defined in the applicable First Lien Collateral Documents in existence at such time, to deliver such schedules, documents, instruments, agreements and certificates as are similar to those delivered to the Bank in connection with this Agreement, and to take all actions necessary to grant and to perfect a first priority Lien in favor of the Bank (subject, in the case of priority only, to Permitted Prior Liens) on the collateral described therein.

SECTION 8. BANK APPOINTED ATTORNEY-IN-FACT.

          8.1 Power of Attorney. Each Grantor hereby irrevocably appoints the Bank (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Bank or otherwise, from time to time in the Bank’s discretion:

                    (a) upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Bank pursuant to this Agreement and/or the Credit Agreement;

                    (b) upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                    (c) upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

                    (d) upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Bank may deem necessary for the collection of any of the Collateral or otherwise to enforce the rights of the Bank with respect to any of the Collateral;

                    (e) to prepare and file any UCC financing statements against such Grantor as debtor;

                    (f) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in any Intellectual Property in the name of such Grantor as debtor;

                    (g) upon the occurrence and during the continuance of any Event of Default, to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Prior Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Bank in its sole discretion, any such payments made by the Bank to become obligations of such Grantor to the Bank, due and payable immediately without demand; and

                    (h) upon the occurrence and during the continuance of any Event of Default, generally to sell, transfer, lease, license, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Bank were the absolute owner thereof for all purposes, and to do, at the Bank’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Bank deems reasonably necessary to protect, preserve or realize upon the Collateral and the Bank’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

          8.2 No Duty on the Part of Bank. The powers conferred on the Bank hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Bank to exercise any such powers. The Bank shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 9. REMEDIES.

          9.1 Generally.

                    (a) If any Event of Default shall have occurred and be continuing, subject to applicable Gaming Law, the Bank may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Bank on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

                    (i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Bank forthwith, assemble all or part of the Collateral as directed by the Bank and make it available to the Bank at a place to be designated by the Bank that is reasonably convenient to both parties;

(ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

                    (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Bank deems appropriate; and

                    (iv) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Bank’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Bank may deem commercially reasonable.

                    (b) The Bank may be the purchaser of any or all of the Collateral at any public or private (to the extent the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Bank shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Bank at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Bank shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Bank to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Bank arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Bank accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Bank to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Bank, that the Bank has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way limit the rights of the Bank hereunder.

                    (c) The Bank may sell the Collateral without giving any warranties as to the Collateral. The Bank may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

                    (d) The Bank shall have no obligation to marshal any of the Collateral.

          9.2 Application of Proceeds. Except as expressly provided elsewhere in this Agreement, and subject to the Intercreditor Agreement, all proceeds received by the Bank in respect of any sale of, any collection from, or other realization upon all or any part of the Collateral shall be applied by the Bank in accordance with Section 8.25 of the Intercreditor Agreement.

          9.3 Sales on Credit. If Bank sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by purchaser and received by Bank and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Bank may resell the Collateral and Grantor shall be credited with proceeds of the sale.

          9.4 Investment Related Property. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Bank may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Bank shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Bank determines to exercise its right to sell any or all of the Investment Related Property included in the Collateral, upon written request, each Grantor shall and shall cause each issuer of any such Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Bank all such information as the Bank may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Bank in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

          9.5 Grant of Intellectual Property License. For the purpose of enabling the Bank, during the continuance of an Event of Default to exercise rights and remedies under Section 9 hereof at such time as the Bank shall be lawfully entitled to exercise such rights and remedies, and during the pendency thereof, and for no other purpose, each Grantor hereby grants to the Bank, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks, to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired, developed or created by such Grantor, wherever the same may be located. Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

          9.6 Intellectual Property.

                    (a) Anything contained herein to the contrary notwithstanding, in addition to the other rights and remedies provided herein, upon the occurrence and during the continuation of an Event of Default:

                    (i) the Bank shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Bank or otherwise, in the Bank’s sole discretion, to enforce any Intellectual Property rights of such Grantor, in which event such Grantor shall, at the request of the Bank, do any and all lawful acts and execute any and all documents reasonably requested by the Bank in aid of such enforcement, and such Grantor shall promptly, upon demand, reimburse and indemnify the Bank as provided in Section 12 hereof in connection with the exercise of its rights under this Section 9.6, and, to the extent that the Bank shall elect not to bring suit to enforce any Intellectual Property rights as provided in this Section 9.6, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation, dilution or other violation of any of such Grantor’s rights in the Intellectual Property by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing, misappropriating, diluting or otherwise violating as shall be necessary to prevent such infringement, misappropriation, dilution or other violation;

                    (ii) upon written demand from the Bank, each Grantor shall grant, assign, convey or otherwise transfer to the Bank or such Bank’s designee all of such Grantor’s right, title and interest in and to any Intellectual Property and shall execute and deliver to the Bank such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

                    (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Bank receives cash proceeds in respect of the sale of, or other realization upon, any such Intellectual Property;

                    (iv) within five (5) Business Days after written notice from the Bank, each Grantor shall make available to the Bank, to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ on the date of such Event of Default as the Bank may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with any Trademarks or Trademark Licenses, such persons to be available to perform their prior functions on the Bank’s behalf and to be compensated by the Bank at such Grantor’s expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default; and

                    (v) the Bank shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of any Intellectual Property of such Grantor, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Bank, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;

(1)

all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Bank hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Bank in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 9.7 hereof; and

(2)	Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

                    (b) if (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Bank of any rights, title and interests in and to any Intellectual Property of such Grantor shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Bank shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Bank as aforesaid, subject to any disposition thereof that may have been made by the Bank; provided, after giving effect to such reassignment, the Bank’s security interest granted pursuant hereto, as well as all other rights and remedies of the Bank granted hereunder, shall continue to be in full force and effect.

          9.7 Cash Proceeds; Deposit Accounts. (a) If any Event of Default shall have occurred and be continuing, in addition to the rights of the Bank specified in Section 6.5 with respect to payments of Receivables, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other near-cash items (collectively, “Cash Proceeds”) shall be held by such Grantor in trust for the Bank, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Bank in the exact form received by such Grantor (duly indorsed by such Grantor to the Bank, if required) and held by the Bank in a Collateral Account. Any Cash Proceeds received by the Bank (whether from a Grantor or otherwise) may, in the sole discretion of the Bank, (A) be held by the Bank for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Bank against the Secured Obligations then due and owing.

          (b) If any Event of Default shall have occurred and be continuing, the Bank may apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the Bank.

SECTION 10. [RESERVED].

SECTION 11. CONTINUING SECURITY INTEREST; TRANSFER OF NOTES AND OTHER INDEBTEDNESS.

          This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Bank hereunder, to the benefit of the Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the applicable First Lien Documents, Bank may assign or otherwise transfer the Obligations held by it to any other Person to the extent permitted under the applicable First Lien Documents, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to herein or otherwise. Upon the payment in full of all Secured Obligations and the termination of all commitments on the part of the Bank to extend credit to Grantors, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to the Grantors. Upon any such termination the Bank shall, at the Grantors’ expense, execute and deliver to the Grantors or otherwise authorize the filing of such documents as the Grantors shall reasonably request, including financing statement amendments to evidence such termination. Upon any sale, transfer or other disposition of Collateral permitted by the First Lien Documents, the Liens granted herein upon such Collateral shall be deemed to be automatically released and such Collateral shall automatically revert to the applicable Grantor with no further action on the part of any Person. The Bank shall, at the applicable Grantor’s expense, execute and deliver or otherwise authorize the filing of such documents as such Grantor shall reasonably request, in form and substance reasonably satisfactory to the Bank, including financing statement amendments to evidence such release.

SECTION 12. STANDARD OF CARE; BANK MAY PERFORM.

          The powers conferred on the Bank hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Bank shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Bank shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Bank accords its own property. If any Grantor fails to perform any agreement contained in Section 7.1(b) of this Agreement, the Bank may itself perform, or cause performance of, such agreement, and the expenses of the Bank incurred in connection therewith shall be payable by each Grantor as set forth in the Intercreditor Agreement and the other applicable First Lien Documents.

SECTION 13. MISCELLANEOUS.

          Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 9.9 of the Intercreditor Agreement. No failure or delay on the part of the Bank in the exercise of any power, right or privilege hereunder or under any other First Lien Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other First Lien Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default under and as defined in the Credit Agreement if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Bank and the Grantors and their respective successors and assigns. No Grantor shall, without the prior written consent of the Bank given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder. This Agreement and the other First Lien Documents embody the entire agreement and understanding between the Grantors and the Bank and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the First Lien Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

          This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MICHIGAN, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

          THE PROVISIONS OF THE INTERCREDITOR AGREEMENT UNDER THE HEADING “SUBMISSION TO JURISDICTION; WAIVERS” ARE INCORPORATED HEREIN BY THIS REFERENCE AND SUCH INCORPORATION SHALL SURVIVE ANY TERMINATION OF THE INTERCREDITOR AGREEMENT.

          IN WITNESS WHEREOF, each Grantor and the Bank have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GREEKTOWN SUPERHOLDINGS, INC.,
as Grantor

By:	/s/ Clifford J. Vallier

Name:
Title:

GREEKTOWN HOLDINGS, L.L.C.,
as Grantor

By:	/s/ Clifford J. Vallier

Name:
Title:

GREEKTOWN CASINO, L.L.C.,
as Grantor

By:	/s/ Clifford J. Vallier

Name:
Title:

CONTRACT BUILDERS CORPORATION,
as Grantor

By:	/s/ Clifford J. Vallier

Name:
Title:

REALTY EQUITY COMPANY INC.,
as Grantor

By:	/s/ Clifford J. Vallier

Name:
Title:

GREEKTOWN NEWCO SUB, INC.,

By:	/s/ Clifford J. Vallier

Name:
Title:

COMERICA BANK

By:	/s/ Michael S. Wooder

Title:

EXHIBIT A
TO PLEDGE AND SECURITY AGREEMENT

PLEDGE SUPPLEMENT

          This PLEDGE SUPPLEMENT, dated [_____], 2010, is delivered by [_________], a [______] [________], (the “Grantor”) pursuant to the Pledge and Security Agreement, dated as of June 30, 2010 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among Greektown Superholdings, Inc., the other Grantors named therein, and Comerica Bank. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

          Grantor hereby confirms the grant to the Bank set forth in the Security Agreement of, and does hereby grant to the Bank, a security interest in all of Grantor’s right, title and interest in, to and under all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required to be provided pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

                    THIS PLEDGE SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MICHIGAN, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

          IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [______].

[NAME OF GRANTOR]

By:

Name:
Title:

EXHIBIT A-1

SUPPLEMENT TO SCHEDULE 5.1
TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

GENERAL INFORMATION

(A)

Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)	Organization I.D.#

(B)	Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor currently conducts business:

Full Legal Name	Trade Name or Fictitious Business Name

(C)

Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Grantor	Date of Change	Description of Change

(D)	Agreements pursuant to which any Grantor is bound as debtor within past five (5) years:

Grantor	Description of Agreement

EXHIBIT A-2

SUPPLEMENT TO SCHEDULE 5.2
TO PLEDGE AND SECURITY AGREEMENT

COLLATERAL IDENTIFICATION

I. INVESTMENT RELATED PROPERTY

(A)	Pledged Stock:

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	Par Value	No. of Pledged Stock	Percentage of Outstanding Stock of the Stock Issuer

Pledged LLC Interests:

Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	Percentage of Outstanding LLC Interests of the Limited Liability Company

Pledged Partnership Interests:

Grantor	Partnership	Type of Partnership Interests (e.g., general or limited)	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Partnership Interests of the Partnership

Pledged Trust Interests:

Grantor	Trust	Class of Trust Interests	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Trust Interests of the Trust

Pledged Debt:

Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date

EXHIBIT A-3

Securities Account:
Grantor	Share of Securities Intermediary	Account Number	Account Name

Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name

[Commodities Contracts and] Commodities Accounts:

Grantor	Name of Commodities Intermediary	Account Number	Account Name

(B)

Grantor	Date of Acquisition	Description of Acquisition

II. INTELLECTUAL PROPERTY

(A)	Copyrights

Grantor	Jurisdiction	Title of Work	Registration Number (if any)	Registration Date (if any)

(B)	Copyright Licenses

Grantor	Description of Copyright License	Registration Number (if any) of underlying Copyright	Name of Licensor

(C)	Patents

Grantor	Jurisdiction	Title of Patent	Patent Number/(Application Number)	Issue Date/(Filing Date)

EXHIBIT A-4

(D)	Patent Licenses

Grantor	Description of Patent License	Patent Number of underlying Patent	Name of Licensor

(E)	Trademarks

Grantor	Jurisdiction	Trademark	Registration Number/(Serial Number)	Registration Date/(Filing Date)

(F)	Trademark Licenses

Grantor	Description of Trademark License	Registration Number of underlying Trademark	Name of Licensor

(G)	Trade Secret Licenses

III. COMMERCIAL TORT CLAIMS

Grantor	Commercial Tort Claims

IV. LETTER OF CREDIT RIGHTS

Grantor	Description of Letters of Credit

EXHIBIT A-5

V. WAREHOUSEMAN, BAILEES AND OTHER THIRD PARTIES IN POSSESSION OF COLLATERAL

Grantor	Description of Property	Name and Address of Third Party

VI. ASSIGNED AGREEMENTS

Grantor	Description of Assigned Agreement

EXHIBIT A-6

SUPPLEMENT TO SCHEDULE 5.4 TO
PLEDGE AND SECURITY AGREEMENT

Financing Statements:

Grantor	Filing Jurisdiction(s)

EXHIBIT A-7

SUPPLEMENT TO SCHEDULE 5.5
TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Name of Grantor	Location of Equipment and Inventory

EXHIBIT A-8

EXHIBIT B
TO PLEDGE AND SECURITY AGREEMENT

UNCERTIFICATED SECURITIES CONTROL AGREEMENT

          This Uncertificated Securities Control Agreement dated as of [_________], 20[__] among [________________] (the “Pledgor”), Comerica Bank (the “Bank”) and [______________________] (the “Issuer”). Capitalized terms used but not defined herein shall have the meaning assigned in the Pledge and Security Agreement dated as of the date hereof, among the Pledgor, the other Grantors party thereto and the Bank (the “Security Agreement”). All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of Michigan.

          Section 1. Registered Ownership of Shares. The Issuer hereby confirms and agrees that as of the date hereof the Pledgor is the registered owner of [__________] shares of the Issuer’s [common stock] (the “Pledged Shares”) and the Issuer shall not change the registered owner of the Pledged Shares without the prior written consent of the Bank.

          Section 2. Instructions. If at any time the Issuer shall receive instructions originated by the Bank relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person.

          Section 3. Additional Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Bank:

          (a) It has not entered into, and until the termination of this agreement will not enter into, any agreement with any other person relating the Pledged Shares pursuant to which it has agreed to comply with instructions issued by such other person; and

          (b) It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Pledgor or the Bank purporting to limit or condition the obligation of the Issuer to comply with Instructions as set forth in Section 2 hereof.

          (c) Except for the claims and interest of the Bank and of the Pledgor in the Pledged Shares, the Issuer does not know of any claim to, or interest in, the Pledged Shares. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Shares, the Issuer will promptly notify the Bank and the Pledgor thereof.

          (d) This Uncertificated Securities Control Agreement is the valid and legally binding obligation of the Issuer.

          Section 4. Choice of Law. This Agreement shall be governed by the laws of the State of Michigan.

          Section 5. Conflict with Other Agreements. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

EXHIBIT B-1

          Section 6. Voting Rights. Until such time as the Bank shall otherwise instruct the Issuer in writing, the Pledgor shall have the right to vote the Pledged Shares.

          Section 7. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Bank may assign its rights hereunder only with the express written consent of the Issuer and by sending written notice of such assignment to the Pledgor.

          Section 8. Indemnification of Issuer. The Pledgor and the Bank hereby agree that (a) the Issuer is released from any and all liabilities to the Pledgor and the Bank arising from the terms of this Agreement and the compliance of the Issuer with the terms hereof, except to the extent that such liabilities arise from the Issuer’s negligence and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Issuer from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Issuer with the terms hereof, except to the extent that such arises from the Issuer’s negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

          Section 9. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Pledgor:	[Name and Address of Pledgor]
	Attention:		[_________________________]
	Telecopier:	[_________________________]

Bank:	[Name and Address of Bank]
	Attention:		[_________________________]
	Telecopier:	[_________________________]

Issuer:	[Name and Address of Issuer]
	Attention:		[_________________________]
	Telecopier:	[_________________________]

          Any party may change its address for notices in the manner set forth above.

          Section 10. Termination. The obligations of the Issuer to the Bank pursuant to this Control Agreement shall continue in effect until the security interests of the Collateral Agent in the Pledged Shares have been terminated pursuant to the terms of the Security Agreement and the Bank has notified the Issuer of such termination in writing. The Bank agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Issuer upon the request of the Pledgor on or after the termination of the Bank’s security interest in the Pledged Shares pursuant to the terms of the Security Agreement. The termination of this Control Agreement shall not terminate the Pledged Shares or alter the obligations of the Issuer to the Pledgor pursuant to any other agreement with respect to the Pledged Shares.

EXHIBIT B-2

          Section 11. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

[NAME OF PLEDGOR],
as Pledgor

By:

Name:
Title:

[NAME OF BANK]

By:

Name:
Title:

[NAME OF ISSUER]
as Issuer

By:

Name:
Title:

EXHIBIT B-3

Exhibit A
[Letterhead of Collateral Agent]

[Date]

[Name and Address of Issuer]
Attention: [________________]

                                                Re: Termination of Control Agreement

          You are hereby notified that the Uncertificated Securities Control Agreement between you, [Name of Pledgor] (the “Pledgor”) and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Pledged Shares (as defined in the Uncertificated Control Agreement) from the Pledgor. This notice terminates any obligations you may have to the undersigned with respect to the Pledged Shares, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Pledgor pursuant to any other agreement.

          You are instructed to deliver a copy of this notice by facsimile transmission to the Pledgor.

Very truly yours, Comerica Bank

By:

Name:
Title:

EXHIBIT B-4

EXHIBIT C
TO PLEDGE AND SECURITY AGREEMENT

SECURITIES ACCOUNT CONTROL AGREEMENT

          This Securities Account Control Agreement dated as of [_________], 20[__] (this “Agreement”) among [___________________] (the “Debtor”), Comerica Bank (including its successors and assigns from time to time, the “Bank”), [______________], in its capacity as collateral agent for the Second Lien Claimholders (as defined in the Intercreditor Agreement referenced below) (including its successors and assigns from time to time, the “Second Lien Collateral Agent”, and together with the First Lien Collateral Agent, the “Collateral Lien Holders”) and [___________________], in its capacity as a “securities intermediary” as defined in Section 8-102 of the UCC (in such capacity, the “Securities Intermediary”). Capitalized terms used but not defined herein shall have the meaning assigned in the Intercreditor Agreement, dated as of June 30, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) among the Debtor, the Bank, the Second Lien Collateral Agent and the other parties party thereto. All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

          Section 1. Priority of Lien. Pursuant to that certain Pledge and Security Agreement dated as of June 30, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Security Agreement”), among the Debtor, the other grantors party thereto and the Bank, and that certain Pledge and Security Agreement dated as of June 30, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Second Lien Security Agreement”; and together with the First Lien Security Agreement, the “Security Agreements”), among the Debtor, the other grantors party thereto and the Second Lien Collateral Agent, the Debtor has granted a security interest in all of the Debtor’s rights in the Securities Account referred to in Section 2 below to each of the Bank and the Second Lien Collateral Agent, respectively. Bank and Second Lien Collateral Agent, the Debtor and the Securities Intermediary are entering into this Agreement to perfect each of the Bank’s and the Second Lien Collateral Agent’s security interests in such Securities Account. As between the Bank and the Second Lien Collateral Agent, the Bank shall have a first priority security interest in such Securities Account and the Second Lien Collateral Agent shall have a second priority security interest in such Securities Account in accordance with the terms of the Intercreditor Agreement. The Securities Intermediary hereby acknowledges that it has received notice of the security interests of the Bank and the Second Lien Collateral Agent in such Securities Account and hereby acknowledges and consents to such liens.

          Section 2. Establishment of Securities Account. The Securities Intermediary hereby confirms and agrees that:

          (a) The Securities Intermediary has established account number [_______] in the name “[__________]” (such account and any successor account, the “Securities Account”) and the Securities Intermediary shall not change the name or account number of the Securities Account without the prior written consent of (i) prior to delivery of a Notice of Termination of First Lien Obligations sent by the Bank in the form of Exhibit A attached hereto (“Notice of Termination of First Lien Obligations”), the Bank, (ii) subsequent to delivery of a Notice of Termination of First Lien Obligations sent by the Bank, the Second Lien Collateral Agent, and (iii) prior to delivery pursuant to Section 9(a) of a Blocking Notice delivered by the Bank or Second Lien Collateral Agent, as applicable, in substantially the form set forth in Exhibit B attached hereto (“Blocking Notice”), the Debtor;

EXHIBIT C-1

          (b) All securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of the Debtor, payable to the order of the Debtor or specially indorsed to the Debtor except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank;

          (c) All property delivered to the Securities Intermediary pursuant to any Security Agreement will be promptly credited to the Securities Account; and

          (d) The Securities Account is a “securities account” within the meaning of Section 8-501 of the UCC.

          Section 3. “Financial Assets” Election. The Securities Intermediary hereby agrees that each item of property (including, without limitation, any investment property, financial asset, security, instrument, general intangible or cash) credited to the Securities Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

          Section 4. Control of the Securities Account. If at any time prior to delivery of a Notice of Termination of First Lien Obligations by the Bank the Securities Intermediary shall receive any order from the Bank directing transfer or redemption of any financial asset relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Debtor or any other person. If at any time the Securities Intermediary shall receive any entitlement order from the Second Lien Collateral Agent directing transfer or redemption of any financial asset relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Debtor or any other person; provided that, prior to receipt by the Securities Intermediary of a Notice of Termination of First Lien Obligations sent by the Bank, the Securities Intermediary shall not comply with any entitlement order issued by the Second Lien Collateral Agent without the written consent of the Bank. The Securities Intermediary shall comply with entitlement orders from the Debtor directing transfer or redemption of any financial asset relating to the Securities Account until such time as the Securities Intermediary has received a Blocking Notice delivered pursuant to Section 9(a). Until such time as the Securities Intermediary has received a Blocking Notice delivered under Section 9(a), the Securities Intermediary shall be entitled to distribute to the Debtor all income on the financial assets in the Securities Account. If the Debtor is otherwise entitled to issue entitlement orders and such orders conflict with any entitlement order issued by the Bank or the Second Lien Collateral Agent (either with the written consent of the Bank or following the receipt by Securities Intermediary of a Notice of Termination of First Lien Obligations sent by the Bank), if applicable, the Securities Intermediary shall follow the orders issued by the applicable Collateral Lien Holder.

          Section 5. Subordination of Lien; Waiver of Set-Off. In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Securities Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Lien Holders. The financial assets and other items deposited to the Securities Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Collateral Lien Holders (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Securities Account and (ii) the face

EXHIBIT C-2

amount of any checks which have been credited to such Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).

          Section 6. Choice of Law. This Agreement and the Securities Account shall each be governed by the laws of the State of [New York]. Regardless of any provision in any other agreement, for purposes of the UCC, [New York] shall be deemed to be the Securities Intermediary’s jurisdiction (within the meaning of Section 8-110 of the UCC) and the Securities Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of [New York].

          Section 7. Conflict with Other Agreements.

          (a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

          (b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto;

          (c) The Securities Intermediary hereby confirms and agrees that:

(i) There are no other control agreements entered into between the Securities Intermediary and the Debtor with respect to the Securities Account;

          (ii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating to the Securities Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other person; and

          (iii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with the Debtor or either Collateral Lien Holder purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 4 hereof.

          Section 8. Adverse Claims. Except for the claims and interest of the Collateral Lien Holders and of the Debtor in the Securities Account, the Securities Intermediary does not know of any claim to, or interest in, the Securities Account or in any “financial asset” (as defined in Section 8-102(a) of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Collateral Lien Holders and the Debtor thereof.

          Section 9. Maintenance of Securities Account. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 3 hereof, the Securities Intermediary agrees to maintain the Securities Account as follows:

          (a) Blocking Notice. If at any time the Bank or, after delivery of a Notice of Termination of First Lien Obligations sent by the Bank, the Second Lien Collateral Agent, as the case may be, delivers to the Securities Intermediary a Blocking Notice in substantially the form

EXHIBIT C-3

set forth in Exhibit B hereto, the Securities Intermediary agrees that after receipt of such notice, it will take all instruction with respect to the Securities Account solely from the applicable Collateral Lien Holder.

          (b) Voting Rights. Until such time as the Securities Intermediary receives a Blocking Notice pursuant to subsection (a) of this Section 9, the Debtor shall direct the Securities Intermediary with respect to the voting of any financial assets credited to the Securities Account.

          (c) Permitted Investments. Until such time as the Securities Intermediary receives a Blocking Notice signed by the applicable Collateral Lien Holder, the Debtor shall direct the Securities Intermediary with respect to the selection of investments to be made for the Securities Account.

          (d) Statements and Confirmations. The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Securities Account and/or any financial assets credited thereto simultaneously to each of the Debtor and the Collateral Lien Holders at the address for each set forth in Section 13 of this Agreement.

          (e) Tax Reporting. All items of income, gain, expense and loss recognized in the Securities Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

          Section 10. Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary hereby makes the following representations, warranties and covenants:

          (a) The Securities Account has been established as set forth in Section 1 above and such Securities Account will be maintained in the manner set forth herein until termination of this Agreement; and

          (b) This Agreement is the valid and legally binding obligation of the Securities Intermediary.

          Section 11. Indemnification of Securities Intermediary. The Debtor and the Collateral Lien Holders hereby agree that (a) the Securities Intermediary is released from any and all liabilities to the Debtor and the Collateral Lien Holders arising from the terms of this Agreement and the compliance of the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise from the Securities Intermediary’s negligence and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Securities Intermediary from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Securities Intermediary with the terms hereof, except to the extent that such arises from the Securities Intermediary’s negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

          Section 12. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. Each Collateral Lien Holder may assign its rights hereunder only with the express written consent of the Securities Intermediary and by sending written notice of such assignment to the Debtor.

EXHIBIT C-4

          Section 13. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Debtor:	[Name and Address of Debtor]
	Attention:		[_________________________]
	Telecopier:	[_________________________]

Bank:	[Name and Address of Bank]
	Attention:		[_________________________]
	Telecopier:	[_________________________]

Second Lien Collateral Agent:	[Name and Address of Second Lien Collateral Agent]
	Attention:		[_________________________]
	Telecopier:	[_________________________]

Securities Intermediary:	[Name and Address of Securities Intermediary]
	Attention:		[_________________________]
	Telecopier:	[_________________________]

          Any party may change its address for notices in the manner set forth above.

          Section 14. Termination. The obligations of the Securities Intermediary to the Collateral Lien Holders pursuant to this Agreement shall continue in effect until the security interest of both Collateral Lien Holders in the Securities Account has been terminated pursuant to the terms of the Security Agreements and the applicable Collateral Lien Holder has notified the Securities Intermediary of such termination in writing. The Collateral Lien Holders agree to provide Notice of Termination in substantially the form of Exhibit C hereto to the Securities Intermediary upon the request of the Debtor on or after the termination of such Collateral Lien Holder’s security interest in the Securities Account pursuant to the terms of the applicable Security Agreement. The termination of this Agreement shall not terminate the Securities Account or alter the obligations of the Securities Intermediary to the Debtor pursuant to any other agreement with respect to the Securities Account.

          Section 15. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

          Section 16. Second Lien Collateral Agent. In connection with its appointment and acting hereunder, the Second Lien Collateral Agent is entitled to all the rights, privileges, protections and immunities provided to the Second Lien Collateral Agent under the Second Lien Security Agreement and the Intercreditor Agreement.

EXHIBIT C-5

          IN WITNESS WHEREOF, the parties hereto have caused this Securities Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

[DEBTOR],
as Debtor

By:

Name:
Title:

[NAME OF BANK],

By:

Name:
Title:

[NAME OF SECOND LIEN COLLATERAL AGENT],
as Second Lien Collateral Agent

By:
Name:
Title:

[NAME OF SECURITIES INTERMEDIARY],
as Securities Intermediary

By:

Name:
Title:

EXHIBIT C-6

EXHIBIT A
TO SECURITIES ACCOUNT CONTROL AGREEMENT

NOTICE OF TERMINATION OF FIRST LIEN OBLIGATIONS

[Name of Financial Institution]
[Address]

[NAME OF SECOND LIEN COLLATERAL AGENT]
[ADDRESS]
Attention:

Re:          Securities Account Control Agreement dated as of _____, 20__ (as amended, restated, supplemented or otherwise modified from time to time, the “Control Agreement”) by and among [NAME OF DEBTOR] (the “Company”), [_________], as Comerica Bank (in such capacity, the “Bank”), [___________], as Second Lien Collateral Agent (in such capacity, the “Second Lien Collateral Agent”) and [NAME OF FINANCIAL INSTITUTION] re securities account number ________________ and all financial assets credited thereto (the “Account”).

Ladies and Gentlemen:

          You are hereby notified that there has been a Discharge of First Lien Obligations. You are hereby instructed that you may comply with entitlement orders originated by the Second Lien Collateral Agent directing transfer or redemption of any financial asset relating to the Account without our consent, the consent of the Company or the consent of any other person.

          Capitalized terms used but not defined herein shall have the meanings set forth in the Control Agreement.

Sincerely,

[________________________________],
as Bank

By:

Authorized Signatory

Cc: [Debtor]

EXHIBIT C-7

EXHIBIT B
TO SECURITIES ACCOUNT CONTROL AGREEMENT

[Letterhead of applicable Collateral Lien Holder]

[Date]

[Name and Address of Securities Intermediary]

Attention:

                                                Re: Blocking Notice

Ladies and Gentlemen:

          As referenced in the Securities Account Control Agreement dated as of _______, 20__ among [Name of Debtor] (the “Debtor”), you, [Name of other Collateral Agent or Bank, as applicable] and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over securities account number ____________ (the “Securities Account”) and all financial assets credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Securities Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

          You are instructed to deliver a copy of this notice by facsimile transmission to [Name of Debtor].

Very truly yours,

[BANK/SECOND LIEN COLLATERAL AGENT],

By:

[Authorized Signatory / Name: Title:]

cc: [Name of Debtor]

EXHIBIT C-8

EXHIBIT C
TO SECURITIES ACCOUNT CONTROL AGREEMENT

[Letterhead of applicable Collateral Lien Holder]

[Date]

[Name and Address of Securities Intermediary]

Attention:

                       Re: Termination of Securities Account Control Agreement

          You are hereby notified that the Securities Account Control Agreement dated as of _______, 20__ among you, [Name of Debtor], [Name of other Collateral Agent or Bank, as applicable] and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s)              from [Name of Debtor]. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to [Name of Debtor] pursuant to any other agreement.

          You are instructed to deliver a copy of this notice by facsimile transmission to [Name of Debtor].

Very truly yours,

[BANK/SECOND LIEN COLLATERAL AGENT],
as [BANK/SECOND LIEN COLLATERAL AGENT]

By:

[Authorized Signatory / Name: Title:]

EXHIBIT C-9

EXHIBIT D
TO PLEDGE AND SECURITY AGREEMENT

DEPOSIT ACCOUNT CONTROL AGREEMENT

          This Deposit Account Control Agreement dated as of [_________], 20[__] (this “Agreement”) among [___________________] (the “Debtor”), Comerica Bank (including its successors and assigns from time to time, the “Bank”), Wilmington Trust FSB, in its capacity as collateral agent for the Second Lien Claimholders (as defined in the Intercreditor Agreement referenced below) (including its successors and assigns from time to time, the “Second Lien Collateral Agent”, and together with the First Lien Collateral Agent, the “Collateral Lien Holders”) and [___________________], in its capacity as a “bank” as defined in Section 9-102 of the UCC (in such capacity, the “Financial Institution”). Capitalized terms used but not defined herein shall have the meaning assigned in the Intercreditor Agreement, dated as of June 30, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) among the Debtor, the Bank, the Second Lien Collateral Agent and the other parties party thereto. All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

          Section 1. Priority of Lien. Pursuant to that certain Pledge and Security Agreement dated as of June 30, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “[First Lien Security Agreement]”), among the Debtor, the other grantors party thereto and the Bank, and that certain Pledge and Security Agreement dated as of June 30, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Second Lien Security Agreement”; and together with the First Lien Security Agreement, the “Security Agreements”), among the Debtor, the other grantors party thereto and the Second Lien Collateral Agent, the Debtor has granted a security interest in all of the Debtor’s rights in the Deposit Account referred to in Section 2 below to each of the Bank and the Second Lien Collateral Agent, respectively. The Bank and Second Lien Collateral Agent, the Debtor and the Financial Institution are entering into this Agreement to perfect each of the Bank’s and the Second Lien Collateral Agent’s security interests in such Deposit Account. As between the Bank and the Second Lien Collateral Agent, the Bank shall have a first priority security interest in such Deposit Account and the Second Lien Collateral Agent shall have a second priority security interest in such Deposit Account in accordance with the terms of the Intercreditor Agreement. The Financial Institution hereby acknowledges that it has received notice of the security interests of the Bank and the Second Lien Collateral Agent in such Deposit Account and hereby acknowledges and consents to such liens.

          Section 2. Establishment of Deposit Account. The Financial Institution hereby confirms and agrees that:

          (a) The Financial Institution has established account number [_______] in the name “[__________]” (such account and any successor account, the “Deposit Account”) and the Financial Institution shall not change the name or account number of the Deposit Account without the prior written consent of (i) prior to delivery of a Notice of Termination of First Lien Obligations sent by the Bank in the form of Exhibit A attached hereto (“Notice of Termination of First Lien Obligations”), the Bank, (ii) subsequent to delivery of a Notice of Termination of First Lien Obligations sent by the Bank, the Second Lien Collateral Agent, and (iii) prior to delivery pursuant to Section 8(a) of a Blocking Notice delivered by the Bank or Second Lien Collateral Agent, as applicable, in substantially the form set forth in Exhibit B attached hereto (“Blocking Notice”), the Debtor; and

EXHIBIT D-1

          (b) The Deposit Account is a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC.

          Section 3. Control of the Deposit Account. If at any time prior to the delivery of the Notice of Termination of First Lien Obligations by the Bank the Financial Institution shall receive any instructions originated by the Bank directing the disposition of funds in the Deposit Account, the Financial Institution shall comply with such instructions without further consent by the Debtor or any other person. If at any time the Financial Institution shall receive any instructions originated by the Second Lien Collateral Agent directing the disposition of funds in the Deposit Account, the Financial Institution shall comply with such instructions without further consent by the Debtor or any other person; provided that, prior to receipt by the Financial Institution of a Notice of Termination of First Lien Obligations sent by the Bank, the Financial Institution shall not comply with instructions originated by Second Lien Collateral Agent without the written consent of the Bank. The Financial Institution shall comply with instructions from the Debtor directing the disposition of funds in the Deposit Account until such time as the Financial Institution has received a Blocking Notice delivered pursuant to Section 8(a). If the Debtor is otherwise entitled to issue instructions directing the disposition of funds in the Deposit Account and such instructions conflict with any instructions issued by the Bank or the Second Lien Collateral Agent (either with the written consent of the Bank or following the receipt by Financial Institution of a Notice of Termination of First Lien Obligations sent by the Bank), if applicable, the Financial Institution shall follow the instructions issued by the applicable Collateral Lien Holder. The Financial Institution hereby acknowledges that it has received notice of the security interest of the Collateral Lien Holders in the Deposit Account and hereby acknowledges and consents to such liens.

          Section 4. Subordination of Lien; Waiver of Set-Off. In the event that the Financial Institution has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Deposit Account or any funds credited thereto, the Financial Institution hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Lien Holders. Money and other items credited to the Deposit Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Collateral Lien Holders (except that the Financial Institution may set off (i) all amounts due to the Financial Institution in respect of customary fees and expenses for the routine maintenance and operation of the Deposit Account and (ii) the face amount of any checks which have been credited to such Deposit Account but are subsequently returned unpaid because of uncollected or insufficient funds).

          Section 5. Choice of Law. This Agreement and the Deposit Account shall each be governed by the laws of the State of Michigan. Regardless of any provision in any other agreement, for purposes of the UCC, Michigan shall be deemed to be the Financial Institution’s jurisdiction (within the meaning of Section 9-304 of the UCC) and the Deposit Account shall be governed by the laws of the State of Michigan.

          Section 6. Conflict with Other Agreements.

          (a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

EXHIBIT D-2

          (b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto; and

          (c) The Financial Institution hereby confirms and agrees that:

(i) There are no other control agreements entered into between the Financial Institution and the Debtor with respect to the Deposit Account;

          (ii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating to the Deposit Account and/or any funds credited thereto pursuant to which it has agreed to comply with instructions originated by such persons as contemplated by Section 9-104 of the UCC); and

          (iii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with the Debtor or either Collateral Lien Holder purporting to limit or condition the obligation of the Financial Institution to comply with instructions as set forth in Section 3 hereof.

          Section 7. Adverse Claims. The Financial Institution does not know of any liens, claims or encumbrances relating to the Deposit Account. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Deposit Account, the Financial Institution will promptly notify the Collateral Lien Holders and the Debtor thereof.

          Section 8. Maintenance of Deposit Account. In addition to, and not in lieu of, the obligation of the Financial Institution to honor instructions as set forth in Section 3 hereof, the Financial Institution agrees to maintain the Deposit Account as follows:

          (a) Blocking Notice. If at any time the Bank or, after delivery of a Notice of Termination of First Lien Obligations sent by the Bank, the Second Lien Collateral Agent, as the case may be, delivers to the Financial Institution a Blocking Notice in substantially the form set forth in Exhibit B hereto, the Financial Institution agrees that after receipt of such notice, it will take all instruction with respect to the Deposit Account solely from the Bank.

          (b) Statements and Confirmations. The Financial Institution will promptly send copies of all statements, confirmations and other correspondence concerning the Deposit Account simultaneously to each of the Debtor and the Collateral Lien Holders at the address for each set forth in Section 12 of this Agreement.

          (c) Tax Reporting. All interest, if any, relating to the Deposit Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

          Section 9. Representations, Warranties and Covenants of the Financial Institution. The Financial Institution hereby makes the following representations, warranties and covenants:

          (a) The Deposit Account has been established as set forth in Section 1 above and such Deposit Account will be maintained in the manner set forth herein until termination of this Agreement; and

EXHIBIT D-3

          (b) This Agreement is the valid and legally binding obligation of the Financial Institution.

          Section 10. Indemnification of Financial Institution. The Debtor and the Collateral Lien Holders hereby agree that (a) the Financial Institution is released from any and all liabilities to the Debtor and the Collateral Lien Holders arising from the terms of this Agreement and the compliance of the Financial Institution with the terms hereof, except to the extent that such liabilities arise from the Financial Institution’s negligence and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Financial Institution from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Financial Institution with the terms hereof, except to the extent that such arises from the Financial Institution’s negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

          Section 11. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. Each Collateral Lien Holder may assign its rights hereunder only with the express written consent of the Financial Institution and by sending written notice of such assignment to the Debtor.

          Section 12. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Debtor:	[Name and Address of Debtor]
	Attention:		[____________________]
	Telecopier:	[__________________]

First Lien Collateral Agent:	[Name and Address of Bank]
	Attention:		[____________________]
	Telecopier:	[__________________]

Second Lien Collateral Agent:	[Name and Address of Second Lien Collateral Agent]
	Attention:		[____________________]
	Telecopier:	[__________________]

Financial Institution:	[Name and Address of Financial Institution]
	Attention:		[____________________]
	Telecopier:	[__________________]

          Any party may change its address for notices in the manner set forth above.

          Section 13. Termination. The obligations of the Financial Institution to the Collateral Lien Holders pursuant to this Agreement shall continue in effect until the security interest of both Collateral Lien Holders in the Deposit Account has been terminated pursuant to the terms of the Security Agreements and the applicable Collateral Lien Holder has notified the Financial Institution of such termination in writing. The Collateral Lien Holders agree to provide Notice of

EXHIBIT D-4

Termination in substantially the form of Exhibit A hereto to the Financial Institution upon the request of the Debtor on or after the termination of such Collateral Lien Holder’s security interest in the Deposit Account pursuant to the terms of the applicable Security Agreement. The termination of this Agreement shall not terminate the Deposit Account or alter the obligations of the Financial Institution to the Debtor pursuant to any other agreement with respect to the Deposit Account.

          Section 14. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

          Section 15. Second Lien Collateral Agent. In connection with its appointment and acting hereunder, the Second Lien Collateral Agent is entitled to all the rights, privileges, protections and immunities provided to the Second Lien Collateral Agent under the Second Lien Security Agreement and the Intercreditor Agreement.

EXHIBIT D-5

          IN WITNESS WHEREOF, the parties hereto have caused this Deposit Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

[DEBTOR],
as Debtor

By:

Name:
Title:

[NAME OF BANK]

By:

Name:
Title:

[NAME OF SECOND LIEN COLLATERAL AGENT],
as Second Lien Collateral Agent

By:
Name:
Title:

[NAME OF FINANCIAL INSTITUTION],
as Financial Institution

By:

Name:
Title:

EXHIBIT D-6

EXHIBIT A
TO DEPOSIT ACCOUNT CONTROL AGREEMENT

[Letterhead of the Bank]

NOTICE OF TERMINATION OF FIRST LIEN OBLIGATIONS

[Name of Financial Institution]
[Address]

[Name of Second Lien Collateral Agent]
[Address]
Attention:

Re:

Deposit Account Control Agreement dated as of [______], 20__ (as amended, restated, supplemented or otherwise modified from time to time, the “Control Agreement”) by and among [NAME OF DEBTOR] (the “Company”), Comerica Bank (the “Bank”), [___________], as Second Lien Collateral Agent (in such capacity, the “Second Lien Collateral Agent”) and [NAME OF FINANCIAL INSTITUTION] re deposit account number ________________ in the name of ____________ (the “Account”).

Ladies and Gentlemen:

          You are hereby notified that there has been a Discharge of First Lien Obligations. You are hereby instructed that you may comply with instructions issued by the Second Lien Collateral Agent directing disposition of funds in the Account without our consent, the consent of the Company or the consent of any other person.

          Capitalized terms used but not defined herein shall have the meanings set forth in the Control Agreement.

Sincerely,

[NAME OF BANK],

By:

Authorized Signatory

Cc: [COMPANY]

EXHIBIT D-7

EXHIBIT B
TO DEPOSIT ACCOUNT CONTROL AGREEMENT

[Letterhead of applicable Collateral Lien Holder]

[Date]

[Name and Address of Financial Institution]

Attention:

                                                Re: Blocking Notice

Ladies and Gentlemen:

          As referenced in the Deposit Account Control Agreement dated as of _______, 20__ among [NAME OF THE DEBTOR] (the “Debtor”), you, [NAME OF OTHER COLLATERAL LIEN HOLDER] and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over deposit account number ____________ (the “Deposit Account”) and all funds deposited therein. You are hereby instructed not to accept any direction, instructions or orders with respect to the Deposit Account or the funds deposited therein from the Debtor and shall only accept and follow instructions from the undersigned.

          You are instructed to deliver a copy of this notice by facsimile transmission to [NAME OF THE DEBTOR].

Very truly yours,

[BANK/SECOND LIEN COLLATERAL AGENT],

By:

[Authorized Signatory / Name:
Title:]

cc: [NAME OF THE DEBTOR]

EXHIBIT D-8

EXHIBIT E
TO PLEDGE AND SECURITY AGREEMENT

FORM OF TRADEMARK SECURITY AGREEMENT

          This TRADEMARK SECURITY AGREEMENT, dated as of [__________], 2010 (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of Comerica Bank (the “Bank”).

          WHEREAS, the Grantors are party to a Pledge and Security Agreement dated as of June 30, 2010 (the “Pledge and Security Agreement”) among the Grantors, the other grantors party thereto and the Bank pursuant to which the Grantors granted a security interest to the Bank in the Trademark Collateral (as defined below) and are required to execute and deliver this Agreement.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Bank as follows:

SECTION 1. Defined Terms

          Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral

          SECTION 2.1 Grant of Security

          Each Grantor hereby grants to the Bank, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now owned or hereafter acquired, developed, or created by such Grantor or otherwise arising in such Grantor and wherever located (collectively, the “Trademark Collateral”):

                    (a) all United States, and foreign trademarks, trade names, trade dress, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, whether or not registered, and with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications required to be listed in Schedule A attached hereto (as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) the right to sue or otherwise recover for any past, present and future infringement, dilution or other violation of any of the foregoing or for any injury to the related goodwill, and (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto (collectively, “Trademarks”);

          (b) any and all agreements, licenses and covenants providing for the granting of any right in or to any Trademark or otherwise providing for a covenant not to sue for infringement, dilution or other violation of any Trademark or permitting co-existence with respect to a

EXHIBIT E-1

Trademark (whether such Grantor is licensee or licensor thereunder) including, without limitation, those listed or required to be listed in Schedule A attached hereto;

          (c) all rights to sue or otherwise recover for any past, present and future infringement, dilution, misappropriation, or other violation or impairment thereof, including the right to receive all Proceeds therefrom, including without limitation license fees, royalties, income, payments, claims, damages and proceeds of suit, now or hereafter due and/or payable with respect thereto; and

          (d) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

SECTION 2.2 Certain Limited Exclusions.

          Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include or the security interest granted under Section 2.1 hereof attach to any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law.

SECTION 3. Security Agreement

          The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Bank pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Bank with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4. Governing Law

          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

SECTION 5. Counterparts

EXHIBIT E-2

          This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:

Name:
Title:

Accepted and Agreed:

COMERICA BANK

By:

Name:
Title

EXHIBIT E-3

SCHEDULE A
to
TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND APPLICATIONS

Mark	Serial No.	Filing Date	Registration No.	Registration Date

EXHIBIT E-1

EXHIBIT F
TO PLEDGE AND SECURITY AGREEMENT

FORM OF PATENT SECURITY AGREEMENT

          This PATENT SECURITY AGREEMENT, dated as of [__________], 20[__] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of Comerica Bank (together with its successors and permitted assigns, the “Bank”).

          WHEREAS, the Grantors are party to a Pledge and Security Agreement dated as of June 30, 2010 (the “Pledge and Security Agreement”) among the Grantors, the other grantors party thereto and the Bank pursuant to which the Grantors granted a security interest to the Bank in the Patent Collateral (as defined below) and are required to execute and deliver this Agreement.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Bank as follows:

SECTION. 1. Defined Terms

          Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2. Grant of Security Interest

          Each Grantor hereby grants to the Bank a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now owned or hereafter acquired, developed, or created by such Grantor or otherwise arising in such Grantor and wherever located (collectively, the “Patent Collateral”):

          (a) all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, without limitation: (i) each patent and patent application required to be listed in Schedule A attached hereto (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all patentable inventions and improvements thereto, (iv) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, and (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto; and

          (b) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

SECTION 3. Security Agreement

          The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Bank pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Bank with respect to

EXHIBIT F-1

the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4. Governing Law

          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

SECTION 5. Counterparts

          This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

EXHIBIT F-2

          IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:

Name:
Title:

Accepted and Agreed:

COMERICA BANK

By:

Name:
Title:

EXHIBIT F-3

SCHEDULE A
to
PATENT SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS

Title	Application No.	Filing Date	Patent No.	Issue Date

EXHIBIT F-4

EXHIBIT G
TO PLEDGE AND SECURITY AGREEMENT

FORM OF COPYRIGHT SECURITY AGREEMENT

          This COPYRIGHT SECURITY AGREEMENT, dated as of [__________], 2010 (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of Comerica Bank (together with its successors and permitted assigns, the “Bank”).

          WHEREAS, the Grantors are party to a Pledge and Security Agreement dated as of June 30, 2010 (the “Pledge and Security Agreement”) among the Grantors and the other grantors party thereto and the Bank pursuant to which the Grantors granted a security interest to the Bank in the Copyright Collateral (as defined below) and are required to execute and deliver this Agreement.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Bank as follows:

SECTION 1. Defined Terms

          Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2. Grant of Security Interest

          Each Grantor hereby grants to the Bank a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now owned or hereafter acquired, developed, or created by such Grantor or otherwise arising in such Grantor and wherever located (collectively, the “Copyright Collateral”):

                    (b) all United States, and foreign copyrights (whether or not the underlying works of authorship have been published), including but not limited to copyrights in software and all rights in and to databases, all designs (including but not limited to industrial designs, Protected Designs within the meaning of 17 U.S.C. 1301 et. Seq. and Community designs), and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, as well as all moral rights, reversionary interests, and termination rights, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications required to be listed in Schedule A attached hereto (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, and (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto (collectively, “Copyrights”);

                    (c) any and all agreements, licenses and covenants providing for the granting of any exclusive right to such Grantor in or to any registered Copyright or otherwise providing for a covenant not to sue for infringement or other violation of any Copyright (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule A attached hereto, and the right to sue or otherwise recover for past, present

EXHIBIT G-1

and future infringement, dilution, misappropriation, or other violation or impairment thereof, including the right to receive all Proceeds therefrom, including without limitation license fees, royalties, income, payments, claims, damages and proceeds of suit, now or hereafter due and/or payable with respect thereto; and

                    (c) to the extent not otherwise included, all Proceeds, Supporting Obligations, and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

SECTION 3. Security Agreement

          The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Bank pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Bank with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4. Governing Law

          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

SECTION 5. Counterparts

          This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

EXHIBIT G-2

          IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:

Name:
Title:

Accepted and Agreed:

COMERICA BANK

By:

Name:
Title:

EXHIBIT G-3

SCHEDULE A
to
COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND APPLICATIONS

Title	Application No.	Filing Date	Registration No.	Registration Date

EXCLUSIVE COPYRIGHT LICENSES

Description of Copyright License	Name of Licensor	Registration Number of underlying Copyright

EXHIBIT G-4